Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


                         [Coopers & Lybrand letterhead]



         We consent to the incorporation by reference in this Registration Statement of Storage USA, Inc. (the "Company") and SUSA Partnership, L.P. (the "Partnership") on Form S-3, of: (A) (1) our report dated January 29, 1997, except for Note 14, as to which the date is March 17, 1997, on our audits of the consolidated financial statements of the Company as of December 31, 1996 and 1995, and for each of the two years in the period ended December 31, 1996 and for the period from March 24, 1994 (inception) through December 31, 1994, and the combined results of Storage USA, Inc. (the "Predecessor") for the period from January 1, 1994 through March 23, 1994, which report is incorporated by reference in the Company's 1996 Form 10-K, as amended by Form 10-K/A; (2) our report dated January 29, 1997, on our audit of the financial statement schedule of the Company as of December 31, 1996, which report is included in the Company's 1996 Form 10-K, as amended by Form 10-K/A; (3) our report dated February 13, 1997, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1995, which report is included in the Company's Form 8-K/A dated February 18, 1997; (4) our report dated May 28, 1997, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1996, which report is included in the Company's Form 8-K dated May 28, 1997; (5) our report dated October 1, 1997, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1996, which report is included in the Company's Form 8-K/A dated October , 1997; (6) our report dated November 24, 1997, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1996, which report is included in the Company's Form 8-K/A dated November 25, 1997; and (7) our report dated January 20, 1998, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1996, which report is included in the Company's Form 8-K/A dated January 20, 1998; and (B)
(1) our report dated January 29, 1997, except for Note 14, as to which the date is March 17, 1997, on our audits of the consolidated financial statements of the Partnership as of December 31, 1996 and 1995, and for each of the two years in the period ended December 31, 1996 and for the period from March 24, 1994 (inception) through December 31, 1994, and the combined results of Storage USA, Inc. (the "Predecessor") for the period from January 1, 1994 through March 23, 1994, which report is incorporated by reference in the Company's 1996 Form 10-K, as amended by Form 10-K/A; (2) our report dated January 29, 1997, on our audit of the financial statement schedule of the Partnership as of December 31, 1996, which report is included in the Partnership's 1996 Form 10-K as amended by Form 10- K/A; (3) our report dated February 13, 1997, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31,1995, which report is included in the Partnership's Form 8-K/A dated February 18, 1997; (4) our report dated May 28, 1997, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage


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facilities for the year ended December 31, 1996, which report is included in the
Partnership's Form 8-K dated May 28, 1997; (5) our report dated October 1, 1997, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1996, which report is included in the Partnership's Form 8-K/A dated October 6, 1997; (6) our report dated November 24, 1997, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1996, which report is included in the Partnership's Form 8-K/A dated November 25, 1997; and
(7) our report dated January 20, 1998, on our audits of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for certain self-storage facilities for the year ended December 31, 1996, which report is included in the Partnership's Form 8-K/A dated January 20, 1998. We also consent to the reference to our firm under the caption "Experts".


                                             COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
January 20, 1998